UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 1, 2014 (June 26, 2014)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, 2nd floor, New York, NY 10001

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services, Inc.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry Into a Material Definitive Agreement.

On July 1, 2014, Newtek Business Services, Inc. (the “Company”) announced that it had entered into a Credit Agreement with Capital One, National Association (“Capital One”), dated as of June 26, 2014 (the “Credit Agreement”), pursuant to which Capital One provided the Company a $10 million term loan (the “Term Loan”) and a $10 million revolving credit facility (the “Facility” and together with the Term Loan, the “Loans”).

The Term Loan, which will be fully amortized over four years, will be used to refinance the Company’s existing $10 million of mezzanine debt from a group of investors led by Summit Partners Credit Advisors, L.P., and the Facility will be used by the Company for general corporate purposes.

The outstanding balance of the Loans bears a variable per annum rate of interest equal to the rate of interest publicly announced from time to time by Capital One as its prime rate plus 2.5%. The Loans will mature on June 25, 2018 and may be prepaid at any time. The Loan will be secured by a lien on the Company’s assets as well as those of the Company’s principal subsidiaries other than its U.S. SBA lender, Newtek Small Business Finance, Inc.

The above description is a summary and is qualified in its entirety by the terms of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A press release of July 1, 2014 announcing the Credit Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Credit Agreement by and between Newtek Business Services, Inc. and Capital One, National Association, dated as of June 26, 2014.

99.1	Press Release, dated July 1, 2014 announcing the Credit Agreement and the Loans.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: July 1, 2014	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement by and between Newtek Business Services, Inc. and Capital One, National Association, dated as of June 26, 2014.

99.1	Press Release, dated July 1, 2014 announcing the Credit Agreement and the Loans.